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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)      JANUARY 22, 2002

                            TYCO CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                         1-1861                       65-1051227
(State or other jurisdiction     (Commission File Number)             (IRS Employer
      of incorporation)                                            Identification No.)

                          1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
              (Address of registrant's principal executive office)

     Registrant's telephone number, including area code:    (212) 536-1390

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ITEM 5. OTHER EVENTS

    On January 22, 2002, Tyco International Ltd., a Bermuda company and Tyco Capital Corporation's parent company, issued a press release with respect to its plan to separate into four independent, publicly traded companies. This press release is filed as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

    99.1   Press Release of Tyco International Ltd. dated January 22, 2002.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TYCO CAPITAL CORPORATION

                                                       By:  /s/ MARK H. SWARTZ
                                                            -----------------------------------------
                                                            Mark H. Swartz
                                                            Vice President
                                                            (Duly Authorized Officer)

                                                       By:  /s/ JOSEPH M. LEONE
                                                            -----------------------------------------
                                                            Joseph M. Leone
                                                            Executive Vice President and Chief
                                                            Financial Officer
                                                            (Principal Accounting and Financial
                                                            Officer)

Dated: January 24, 2002

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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
        99.1            Press Release of Tyco International Ltd., dated January 22,
                        2002.

                                       4